THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.2

                                 TROPIX, INC.

                              RESELLER AGREEMENT

         THIS AGREEMENT is made as of the 22nd day of July, 1996, by TROPIX, INC., a Delaware corporation ("Tropix"), with its principal place of business at 47 Wiggins Avenue, Bedford, Massachusetts 01730, U.S.A., and Digene Corporation, a Delaware corporation ("Digene"), with its principal place of business at 2301-B Broadbirch Drive, Silver Spring, Maryland 20904, U.S.A..

                                   RECITALS

         The parties desire that the product of Tropix listed on Schedule A hereto ("Product") shall be purchased by Digene and that Digene shall resell the Product, all upon the terms and conditions set forth herein. The definitions of capitalized terms used but not otherwise defined herein are set forth in Schedule C hereto.

         The parties, in consideration of the mutual obligations hereinafter set forth and intending to be legally bound, hereby agree as follows:

1.       APPOINTMENT AS RESELLER

         1.1 Tropix hereby appoints Digene as its nonexclusive reseller for the sale, distribution and promotion of the Product, and Digene accepts such appointment, subject to the restrictions set forth in this Section 1.

         1.2 Digene may only resell the Product (i) under Digene's label or a joint Digene/Digene distributor label and (ii) only as a component of products manufactured by Digene (and only Digene) which incorporate both the Product and Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics or for pharmaceutical therapeutics research and development. In the event that during the term of this Agreement, Digene develops one or more products for the non-human diagnostic markets such as food and environmental testing, and can demonstrate to Tropix reasonable satisfaction that commencement of commercial sales is imminent, at Digene's request the parties will negotiate in good faith a Reseller Agreement for the Product for use in such Digene products for the non-human diagnostic markets. Tropix obligation in such event shall be limited to negotiating such a Reseller Agreement in good faith and nothing contained herein shall impose any obligation on Tropix with respect thereto other than to so negotiate in good faith.

         1.3 Nothing contained in Section 1.2 shall be deemed to prohibit International Murex Technologies Corporation ("Murex") from marketing and selling products, manufactured b Digene, for the detection of infectious diseases, which utilize Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics or for pharmaceutical therapeutics research and development and which incorporate Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Murex shall have no other rights to the Product (including, without limitation, the right to incorporate any Product into any Murex product) and in all other respects the restrictions set forth in Section 1.2 and 1.5 shall apply.

         1.4 In the event Digene proposes to resell Product under the label of a third party but otherwise in accordance with Section 1.2 and 1.5, at Digene's request Tropix will negotiate in good faith a Reseller Agreement with such third party for the products to be sold under such third party's label. Tropix obligation in such event shall be limited to negotiating such a Reseller Agreement in good faith and nothing contained herein shall impose any obligation on Tropix with respect thereto other than to so negotiate in good faith.

         1.5 In no event shall Digene (a) dilute or alter the Product, (b) resell the Product in the research or pharmaceutical screening markets or (c) resell the Product for use in membrane-based assays.

         1.6 To the extent Tropix grants to any unrelated third party the right to resell an improved formulation of the Product at any time during the term of this Agreement, Tropix shall notify Digene of such improved formulation of the Product. Upon notification, Digene shall have the option of purchasing such improved formulation of the Product at a purchase price to be agreed upon by the parties. Digene recognizes and agrees that any new, improved or substitute dioxetane products and any new, improved or substitute enhancer products manufactured, marketed and/or sold by Tropix will not constitute an improved formulation of the Product and that this Agreement does not provide Digene with any right to any new, improved or substitute dioxetanes or enhancers.

2. DIGENE'S OBLIGATIONS AND REPRESENTATIONS. In addition to Digene's obligations set forth elsewhere in this Agreement, Digene shall from and after the date of this Agreement:

         2.1 Use reasonable commercial efforts to promote, develop a market for and sell DNA probe assays, utilizing the Product, for human in vitro diagnostics;

         2.2 Promptly respond to all customer complaints about the Product, promptly notify Tropix of any recall or complaints; and

         2.3 Obtain, at its own expense, any import or export license, foreign exchange license, foreign exchange permit, or other permit or approval it may need for the resale of Product hereunder and otherwise comply with all laws, regulations, rules and requirements governing the sale of the Product; provided, however, that, at the request and expense of Digene, Tropix will aid Digene in gaining regulatory approvals where help and information relating to the Product is required.

         2.4 Digene represents to Tropix to the best of its knowledge that:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (a) Digene is duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

                  (b) Digene has validly taken all requisite corporate action to properly authorize the execution of this Agreement and to fulfill its obligations hereunder;

                  (c) Digene has all the necessary corporate right, power and authority to enter into this Agreement; and

                  (d) Digene has carried on directly all negotiations with Tropix relative to this Agreement and is under no obligation or commitment to any person under which any brokerage commission or other compensation is payable with respect to the execution of this Agreement.

3.       PRICES AND TERMS OF SALE

         3.1 The prices for the Product are set forth in Schedule B. Such prices are F.O.B. Tropix U.S. shipping facility, currently in Bedford, Massachusetts. Tropix may adjust the price list once per year beginning [****************] as provided in Schedule B. Tropix will notify Digene not later than thirty (30) days prior to the effective date of any such price increase.

         No later than December 1 of each year, Digene shall deliver to Tropix a non-binding forecast of the quantity of Product it estimates it will purchase under this Agreement during the forthcoming calendar year, and the prices for the Product for such year shall be based upon the assumption that Digene in fact will purchase the forecasted quantity during such year. If Digene in fact purchases less than the quantity of Product it forecasted it would purchase during such year, within thirty (30) days after the conclusion of such year, Digene shall pay to Tropix the difference, if any, between the aggregate purchase price paid by Digene for Product purchased during such year and the aggregate purchase price Digene should have paid for the Product purchased during such year based upon the quantities actually purchased, and if Digene in fact purchases more than the quantity of Product it forecasted it would purchase during such year, within thirty (30) days after the conclusion of such year, Tropix shall pay to Digene the difference between the aggregate purchase price paid by Digene for Product purchased during such year and the aggregate purchase price Digene should have paid for the Product purchased during such year based upon the quantities actually purchased.

         If this Agreement shall expire or terminate other than at a calendar year end, for purposes of determining any amounts payable pursuant to the preceding paragraph, the quantities of Product purchased during such year prior to the date of expiration or termination shall be annualized, and within thirty (30) days after the date of such expiration or termination, Digene shall make

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the payment to Tropix or Tropix shall make the payment to Digene, as the case may be, contemplated by the preceding paragraph based upon such annualization.

         3.2 All shipments will be invoiced at the time of shipment, including partial shipments. Digene assumes and agrees to pay and hold Tropix harmless from all export or import duties, fees or other charges, all sales, use, excise, value added or other taxes or assessments applicable to any sale under this Agreement (but excluding taxes, together with any interest or penalties imposed in connection therewith, on Tropix's gross revenues or profits), and all costs and charges for transportation, brokerage, handling and insurance of the Product from the point of shipment.

         3.3 Except for the technology access fee pursuant to Section 3.4 and the royalties pursuant to Section 3.5, all payments required hereunder are due within thirty (30) days of invoicing. All payments shall be in U.S. Dollars at Tropix's principal place of business, without deduction or offset (except as expressly authorized herein or in writing in advance by Tropix). If Tropix at any time has reasonable concern about security or timeliness of payments, it may decline to make shipments until receipt of payment or establishment of a letter of credit or other arrangement securing payment. Tropix may impose interest on overdue payments at the lesser of (i) 1-1/2% per month or (ii) the maximum legal rate of interest.

         3.4 In addition to the price listed on Schedule B, Digene shall pay Tropix a technology access fee in the amount of $[*******], payable as of the date of this Agreement, such technology access fee will be credited against the first $[*******] of royalties due to Tropix as set forth in Section 3.5.

         3.5 In addition to the price listed on Schedule B, Digene shall, subject to Section 3.4, pay Tropix royalties as set forth in Schedule B, payable with each report submitted pursuant to Section 3.7.

         3.6 Digene shall keep complete and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to Tropix hereunder. Said books of account shall be kept at Digene's principal place of business or the principal place of business of the appropriate division of Digene to which this Agreement relates. Said books and the supporting data shall be open for five (5) years following the end of the calendar year to which they pertain, to the inspection of Tropix or its agents for the purpose of verifying Digene's royalty statements or compliance in other respects with this Agreement during Digene's ordinary business hours, not more than once in any 12-month period. Should such inspection lead to the discovery of more than a 10% discrepancy, Digene shall pay the full cost of such inspection.

         3.7 Within forty-five (45) days after each March 31, June 30, September 30 and December 31, Digene shall deliver to Tropix reports stating
(a) the number of Tests sold (or otherwise disposed of in a transaction which generated Net Sales) by Digene; (b)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Net Sales of Tests; (c) applicable deductions; (d) total royalties due and payable, and (e) such other information regarding Digene's business under this Agreement as Tropix shall reasonably request. If no royalties shall be due, Digene shall so report. "Tests" and "Net Sales" shall have the meanings set forth on Schedule C.

         3.8 Minimum Purchases are set forth in Schedule A. If Digene fails to make Minimum Purchases for any applicable period set forth in Schedule A, Tropix may terminate this Agreement as set forth in Section 5.2 without incurring any obligation of any kind to Digene, provided, however, that Tropix shall first notify Digene of its intent to terminate the agreement and Digene shall then have 45 days to acquire the minimum purchase amount.

4.       ORDERS AND SHIP

         4.1 Digene shall submit orders at least forty-five (45) days prior to the requested delivery dates on a purchase order referencing this Agreement. Digene shall purchase at least the Minimum Purchase amounts not later than the times set forth in Schedule A hereto.

         4.2 Tropix may specify a different ship date by written notice within seven (7) days after receipt of an order but otherwise will use commercially reasonable efforts to ship orders by the requested date. Shipments shall be in accordance with Digene's instructions, but unless other written instructions are provided by Digene, Tropix will select the common carrier and shall prepay freight, insurance, and other reasonable and customary or necessary charges and invoice them to Digene. All Product will be properly packed.

         4.3 The terms and provisions herein and no others shall govern all orders and purchases notwithstanding any inconsistent or additional terms on purchase orders or forms, which inconsistent or additional terms shall have no force or effect whatsoever as between the parties even if Tropix might be deemed to have accepted same by reason of its execution or acknowledgment thereof.

         4.4 In the event Tropix is unable to supply Product to Digene and such failure to supply continues for a period of six consecutive (6) months, thereafter Tropix will grant Digene a non-exclusive license under Tropix appropriate patents and know-how to enable Digene to manufacture such Product solely to the extent necessary to enable Digene to substitute itself for Tropix as a source of supply for the Product Tropix is unable to supply to Digene. The terms and conditions of any license agreement granted pursuant to this Section shall be the subject of good faith negotiations between Tropix and Digene and shall include the payment of royalties to Tropix. In any event, any rights granted to Digene under this Section (i) shall continue until the earlier to occur of the expiration of this Agreement or such date as Tropix advises Digene that it is able to supply such Product to Digene and (ii) are limited to Digene only, and in no

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

event may Digene assign, delegate or otherwise transfer any of its rights under this Section to any other party, including without limitation, its subsidiaries or distributors.

5.       TERM AND TERMINATION

         5.1 This Agreement shall commence on the date first set forth above and shall extend for a period of ten (10) years, subject to earlier termination as provided herein. The parties may renew this Agreement after the initial term upon express mutual agreement in writing at least ninety (90) days prior to the expiration of the initial term, but if they do not, this Agreement shall automatically expire at the end of the initial term, provided, however, that Tropix shall have notified Digene at least six months in advance of the expiration date of its intent not to renew the Agreement.

         5.2 This Agreement shall not, however, be terminated as to any Digene products (and only such Digene products) which incorporate both the Product and Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics as to which Digene has commenced FDA approval trials so long as
(i) Digene diligently prosecutes its application for FDA approval of such product and (ii) if FDA approval is obtained, Digene is using commercially reasonable efforts to market the approved products.

         5.3 Notwithstanding anything herein contained to the contrary, and in addition and without prejudice to any other rights or remedies, the parties shall have the right to terminate this Agreement as follows:

                  (a) either party may terminate this Agreement effective immediately upon written notice if (i) the other party fails to make any payment due hereunder within ten (10) days after the date such payment was due and the payment has not been made within 20 days after such notice or (ii) the other party is in material breach of the terms hereof, provided, however, that if the material breach is capable of remedy, termination shall be effective thirty (30) days after notice specifying the breach and such remedy if the breach shall not have been remedied within such period;

                  (b) either party may terminate this Agreement effective immediately upon written notice if (i) all or a substantial portion of the assets of the other party are transferred to an assignee for the benefit of creditors, a receiver, or a trustee in bankruptcy,
         (ii) a proceeding is commenced by or against the other party for relief under bankruptcy or similar laws and such proceeding is not dismissed within thirty (30) days, (iii) the other party is adjudged insolvent or bankrupt; or (iv) if the other party shall cease to carry on business;

                  (c) Tropix may terminate this Agreement effective immediately upon written notice if Digene is in breach of Section 1.2, 7, 8 or 9 of this Agreement, provided, however, that Tropix shall first notify Digene of its intent to terminate

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         the Agreement and Digene shall then have forty-five (45) days to remedy such breach;

                  (d) Tropix may terminate this Agreement effective immediately upon written notice if Digene shall fail to make the Minimum Purchases set forth on Schedule A for any applicable period set forth in said Schedule; provided however that Tropix shall first notify Digene of its intent to terminate the Agreement and Digene shall then have forty-five (45) days to acquire the Minimum Purchase amount;

                  (e) Tropix may terminate this Agreement effective upon thirty (30) days prior written notice if, during the first three years of the term hereof, Digene shall not have filed and be diligently prosecuting, applications with the United States Food and Drug Administration ("FDA") for commercial sales of at least four Digene Hybrid Capture Infectious Disease tests each of which incorporates Product for use in human in vitro diagnostics, provided, however, that this Agreement shall not be terminated as to any Digene products (and only such Digene products) which incorporate both the Product and Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics as to which Digene has commenced FDA approval trials so long as (i) Digene diligently prosecutes its application for FDA approval of such product and (ii) if FDA approval is obtained, Digene is using commercially reasonable efforts to market the approved products;

                  (f) Tropix may terminate this Agreement upon ninety (90) days prior written notice in the event that for any [********] period Digene shall neither have developed nor, through the application of substantial resources, be actively and continuously engaged in the development of additional products incorporating the Product; provided, however, that this Agreement shall not be terminated as to any Digene products (and only such Digene products) which incorporate both the Product and Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics as to which Digene has commenced FDA approval trials so long as (i) Digene diligently prosecutes its application for FDA approval of such product and (ii) if FDA approval is obtained, Digene is using commercially reasonable efforts to market the approved products; and

                  (g) Tropix may terminate this Agreement upon ninety (90) days prior written notice in the event Digene's Net Sales fall below [*************] dollars per calendar year for any year beginning with the [*********], provided however that Tropix shall first notify Digene of its intent to terminate the Agreement and Digene shall then have forty-five (45) days to pay to Tropix the royalties which would have been due under Section 3.5 based upon Net Sales of [*************] dollars; and further provided, that this Agreement shall not be terminated as to any Digene products (and only such Digene products) which incorporate both the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Product and Digene's proprietary Hybrid Capture system for use in human in vitro diagnostics as to which Digene has commenced FDA approval trials so long, as (i) Digene diligently prosecutes its application for FDA approval of such product and (ii) if FDA approval is obtained, Digene is using commercially reasonable efforts to market the approved products.

         5.4 Digene acknowledges that this Agreement shall, unless the parties mutually agree otherwise, continue only until the expiration of the term. With such knowledge in mind, Digene has agreed to the pricing structure provided for in this Agreement as full, fair and sufficient compensation for all efforts and services to be performed by Digene. Accordingly, in the event of termination or expiration in accordance with this Agreement neither party shall be entitled to any indemnity, compensation, damages, loss of profits or prospective profits, or payment in respect of investments made or goodwill or clientele established during the continuance of this Agreement. Digene hereby waives all rights to compensation and damages in connection therewith to which it may otherwise be entitled under the law of any jurisdiction.

         5.5 The obligations of Digene under Sections 1.2, 1.5, 3.4, 3.5, 3.6, 3.7.6.6, 7, 8, 9 or 11 shall not be affected by termination or expiration. The obligations of Tropix under Sections 6, 9 or 11 shall not be affected by termination or expiration.

6.       LIMITED REPRESENTATIONS AND PRODUCT WARRANTIES

         6.1 Tropix sole warranties are that each Product supplied to Digene will, for the period specified in the Product Specifications, conform to the Product Specifications. Tropix will provide a Certificate of Analysis with each shipment. Tropix makes the foregoing warranties to and for the benefit of Digene only, and they may not be assigned to any other party.

         6.2 If any Product does not conform with the foregoing warranties, Tropix sole obligation with respect thereto shall be to replace such Product without charge or expense to Digene or, at Tropix option, to credit Digene for the amount paid by Digene to Tropix for such Product.

         6.3 The above warranties are contingent upon the proper use, storage and shipment of the Product and shall be void with respect to defects or failures due to disaster, accident, neglect, misuse, or improper storage or shipment (in each case not attributable to Tropix).

         6.4 Tropix represents to Digene to the best of its knowledge that:

                  (a) Tropix is duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  (b) Tropix has validly taken all requisite corporate action to properly authorize the execution of this Agreement and to fulfill its obligations hereunder;

                  (c) Tropix has all the necessary corporate right, power and authority to enter into this Agreement and to grant to Digene the rights hereunder; and

                  (d) Tropix has carried on directly all negotiations with Digene relative to this Agreement and is under no obligation or commitment to any person under which any brokerage commission or other compensation is payable with respect to the execution of this Agreement.

         6.5 EXCEPT AS EXPRESSLY SET FORTH IN SECTION 6.1, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, AND TROPIX EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND WARRANTIES ARISING BY OPERATION OF LAW INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE OR PERFORMANCE OF PRODUCTS, WHETHER MADE BY TROPIX EMPLOYEES OR OTHERWISE, WHICH IS NOT CONTAINED IN THIS AGREEMENT SHALL BE DEEMED TO BE A WARRANTY BY TROPIX FOR ANY PURPOSE OR GIVE RISE TO ANY LIABILITY OF TROPIX WHATSOEVER. WITHOUT LIMITATION OF THE FOREGOING, TROPIX IS NOT EXTENDING ANY REPRESENTATION OR WARRANTY THAT THE PRODUCTS, ALONE OR IN COMBINATION WITH OTHER PRODUCTS, WILL NOT INFRINGE THE PATENTS OR OTHER RIGHTS OF THIRD PARTIES. IN NO EVENT SHALL TROPIX BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST BUSINESS PROFITS, REGARDLESS WHETHER THE ACTION IS IN CONTRACT, TORT (INCLUDING NEGLIGENCE), BREACH OF WARRANTY OR OTHERWISE, EVEN IF TROPIX HAS BEEN ADVISED AS TO THE POSSIBILITY THEREOF.

         6.6 If Digene makes any warranty or representation inconsistent with or in addition to the foregoing warranties, Digene shall defend and hold Tropix harmless from any claim to the extent based thereon.

         6.7 Tropix shall maintain policies of comprehensive general liability insurance, including product liability insurance, with limits of at least [*******************************************].

7.       TRADEMARKS AND TRADE NAMES

         7.1 Subject to Section 7.2, Tropix grants to Digene a non-exclusive right to use the trademarks, marks, trade names and logos that Tropix may adopt from time to time with respect to the Product ("Tropix Marks") in connection with Digene's sale and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

distribution of Product. Digene will indicate clearly in any and all materials in which Tests utilizing the Product are advertised, marketed, sold or otherwise distributed that such Tests utilize Product obtained by Digene from Tropix. Except as set forth in this Section 7, nothing contained in this Agreement will grant to Digene any right, title or interest in Tropix Marks. Digene recognizes the validity of Tropix Marks and acknowledges the same are the property of Tropix. At no time during or after the term of this Agreement will Digene challenge or assist others to challenge Tropix Marks or the registration thereof or attempt or assist others to attempt to register any trademarks, marks, trade names or logos confusingly similar to those of Tropix.

         7.2 All representations of Tropix Marks that Digene intends to use will first be submitted to Tropix for approval (which will not be unreasonably withheld) of design, color, and other details or will be exact copies of those used by Tropix. In addition, Digene shall follow the instructions issued by Tropix from time to time for the purpose of protecting the standards of quality established for the goods and services sold under Tropix Marks.

8.       PATENT MARKING

         Digene shall properly affix the statutory patent notice to all Product or, where that is impractical, to labels or boxes for such Product.

9.       CONFIDENTIAL INFORMATION.

         Each party shall treat accordingly all verbal and written communications from the other party which are designated, or which should reasonably be regarded, in the normal commercial view, as constituting business secrets or proprietary information ("Proprietary Information"). Each party shall refrain from using, disclosing or making available to any third party any of the other party's Proprietary Information without the other party's written consent and shall impose upon its employees and agents the same obligations with respect to the other party's Proprietary Information as it employs with respect to its own confidential information but in no event shall such obligations be less than what is appropriate in accordance with good commercial practice. No such obligations of confidence shall extend to information which (a) is publicly available; (b) is already in the receiving party's possession; (c) is rightfully received from a third party; or (d) is required by law to be disclosed, but solely to the extent of such requirement, and in such event, the party required to disclose shall identify information so disclosed as the confidential information of the other party, shall give written notice of such requirement to the other party as long as possible prior to such disclosure, and shall use all reasonable efforts to cause, or to assist the other party to cause, such government, agency or organization to protect such information as confidential.

10.      NOTICES.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Any notice under this Agreement shall be effective when delivered to the address of such party set out above (or to such other address as either party may specify by notice given to the other party), addressed in the case of Tropix to:

         Irena Bronstein
         President & CEO
         Tropix, Inc.
         47 Wiggins Avenue
         Bedford, MA 01730

         with a copy to its General Counsel, and in the case of Digene to:

                                                 General Counsel
         Evan Jones                              Morris Cheston, Jr.
         President & CEO                         Ballard Spahr Andrews & Ingersoll, LLP
         Digene Corporation                      1735 Market Street
         9000 Virginia Manor Rd. Suite 206       51st Floor
         Beltsville, MD 20705                    Philadelphia, PA  19103-7599


11.      DISPUTE RESOLUTION.

         Any dispute relating to the interpretation, performance, or damages resulting from improper termination, of this Agreement shall be resolved, at either party's written request, through final, binding arbitration; provided, however, that nothing contained herein shall be construed to prevent either party from terminating this Agreement or from bringing an action in any court of competent jurisdiction to compel the other party to comply with orders or awards of the arbitrator(s) in the nature of injunctive or provisional relief during the pendency of the arbitration proceedings. Such arbitration shall be conducted in Boston, Massachusetts, in accordance with the Commercial Arbitration Rules and (if applicable) Supplementary Procedures for International Commercial Arbitration, both as modified from time to time, of the American Arbitration Association ("AAA"). The arbitrator (or at least one of the arbitrators if there are three) shall be an experienced business attorney skilled in the subject matter of the dispute. The arbitrator(s) shall assess the fees and expenses of the AAA and the arbitrator(s) between the parties in such proportions as the arbitrator(s) deem equitable. Punitive damages (including multiple damages) may not be awarded in any arbitration hereunder. If judicial enforcement or review of the arbitrator(s)' award is sought by either party, judgment may be entered upon such award in any court of competent jurisdiction.

12.      MISCELLANEOUS

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         12.1 All obligations of Tropix under this Agreement shall be subject to the U.S. export laws, and Tropix shall not be liable for any failure to perform hereunder if such performance is at that time prohibited by the U.S. export laws.

         12.2 If Digene learns of any infringement of Tropix's patents, Tropix Marks or other intellectual property rights, Digene shall promptly inform Tropix in writing of all known information relating thereto and shall cooperate fully with Tropix, at Tropix' expense, in any reasonable efforts undertaken by Tropix to challenge or prosecute such infringement.

         12.3 This Agreement may not be assigned or transferred by Digene or Tropix without the prior written consent of the other party; provided, however, that the foregoing shall not be deemed to prohibit any assignment of this Agreement by Tropix in connection with a sale or other transfer of all or a substantial portion of its business relating to any Product or to a corporation or other entity into which Tropix is merged or consolidated.

         12.4 No modification or waiver of any terms or conditions hereof shall be of any force or effect unless in writing and signed by each party's authorized officer. Either party's failure to enforce any provision shall not be deemed to be a waiver of such provision or such party's right thereafter to enforce such provision.

         12.5 Digene shall act as an independent contractor and shall not be deemed to be an employee, agent, or legal representative of Tropix for any purpose hereunder. Digene shall not be entitled to enter into any contracts in the name of or on behalf of Tropix, nor to pledge the credit of Tropix in any way or hold itself out as having authority to do so.

         12.6 This Agreement, along with the attachments referenced herein, embodies the final, complete and exclusive understanding between the parties, and supersedes all previous agreements, understandings and arrangements between the parties with respect to the subject matter contained herein.

         12.7 If any provision of this Agreement is held illegal, invalid or unenforceable, all other provisions hereof shall remain in full force and effect as if such provision were not a part hereof.

         12.8 Except as otherwise specifically provided herein, this Agreement shall be governed by and construed according to the laws of Massachusetts, U.S.A., excluding both its choice of law provisions and the United Nations Convention on Contracts for the International Sale of Goods.

         12.9 Except as otherwise provided herein, if the performance of this Agreement or any obligation hereunder (other than the making of payments hereunder) is prevented, restricted or interfered with by reason of any event, act or condition beyond

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the reasonable control of the affected party, the party so affected, upon written notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference

         12.10 The headings and captions in this Agreement are for convenience only and are not part of this Agreement.

         12.11 The following attachments are incorporated in and made a part of this Agreement:

                  (i)      Schedule A: Product and Minimum Purchases

                  (ii)     Schedule B: Price List

                  (iii)    Schedule C: Definitions

                  (iv)     Schedule D: Product Specification

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement by their duly authorized representatives as of the date first shown above.



   TROPIX, INC.                              DIGENE CORPORATION
   By: /s/Nancy E. Watters                   By: /s/Evan Jones
      -------------------------------           -----------------------------
   Name: Nancy E. Watters                    Name: Evan Jones
        -----------------------------             ---------------------------
   Title: General Counsel                    Title: President & CEO
         ----------------------------              --------------------------
   Date: July 22, 1996                       Date: August 1, 1996
        -----------------------------             ---------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SCHEDULE-A

                        PRODUCT AND MINIMUM PURCHASES


Product:              [*****] CDP-Star(R) with [************] of
                      Emerald-II(TM) Enhancer in [*************].

Minimum               [***] Liters of Product in [****].
Purchases:
                      [***] Liters of Product in [****].

                      [***] Liters of Product in [****].

                      [***] Liters of Product in [****].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SCHEDULE B

                             PRICES AND ROYALTIES

Price per liter of Product based upon aggregate purchases per calendar year*:

                [**] liters                    $  [***]/liter
                [******] liters                $  [***]/liter
                [*****] liters                 $  [***]/liter



*In [**************], price per liter of Product will be $ [***]/liter.

Beginning [*****************], each of the foregoing prices may be changed by multiplying such price by a fraction, the numerator of which shall be the Index as of the most recent date available prior to the date of such change and the denominator of which shall be the Index as of the most recent date available prior to the date of the Agreement to which this Schedule B is attached. As used herein, "Index" shall mean the Producer Price Index published by the U.S. Department of Labor.

Royalty Rate:

The first $[*********] of Net                [***]% of Net Sales of Tests,
Sales, the greater of:                       or $[****] per Test.

                                             [***]% of Net Sales of Tests,
Thereafter, the greater of:                  or $[****] per Test.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SCHEDULE C

                                  DEFINITION

1        "Net Sales" shall mean the aggregate gross invoiced sales price of all Tests (as hereinafter defined) sold by Digene, less:

         (a) any promotional samples, rebates or discounts offered as sales incentives (in amounts not to exceed amounts that are normal and customary in substantially similar circumstances);

         (b) any taxes or other governmental charges levied directly on sales that are borne by the seller;

         (c) any transportation or delivery costs that are borne by the seller and separately stated on the invoice; and

         (d)      refunds or credits for defective or returned Tests.

No deductions shall be made for cash discounts, commissions, cost of collections, or uncollectible accounts. Tests shall be considered "sold" when billed out or invoiced. Where Tests are not sold but are otherwise disposed of, Net Sales with respect to such Tests otherwise disposed of shall be the selling price at which Tests sold in similar quantities are then being offered for sale by Digene. Sales of Tests by Digene to an entity controlling, controlled by or under common control with Digene shall be excluded from Net Sales provided that such entity is purchasing for resale and any such resales, when made, are included in determining Net Sales.

2. "Test" shall mean a single DNA probe assay utilizing Product, regardless of use for duplicates, standards or controls, manufactured and/or sold by Digene.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SCHEDULE D

                            PRODUCT SPECIFICATIONS

    Product:                          [******] CDP-Star(R) with [************] of
                                      Emerald-II(TM) enhancer in [****************].

    [**************]:                 [*********************************************
                                      **********************************************
                                      *******************************]

                                      [*********************************************
                                      **********************************************
                                      **********************************************
                                      *******************************].

                                      [*********************************************
                                      ********************]

    Storage Conditions:               4 degrees C

    Stability/Shelf Life:             one (1) year at 4 degrees C

    Packaging:                        High density polyethylene (HDPE) amber Nalgene bottles.

    Shipping Conditions:              Room temperature.